Exhibit 3.1

California Secretary of State

Business Programs Division
1500 11th Street, Sacramento, CA 95814

Request Type: Certified Copies
Entity Name: SECOND SIGHT MEDICAL PRODUCTS, INC.
Formed In: CALIFORNIA
Entity No.: 2536744
Entity Type: Stock Corporation - CA - General

Issuance Date: 08/25/2022
Copies Requested: 1
Receipt No.: 002438198
Certificate No.: 040203220

Document Listing

Reference #	Date Filed	Filing Description	Number of Pages
B1050-1683	08/25/2022	Amendment	1

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I, SHIRLEY N. WEBER, PH.D., California Secretary of State, do hereby certify on the Issuance Date, the attached document(s) referenced above are true and correct copies and were filed in this office on the date(s) indicated above.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California on August 25, 2022.

SHIRLEY N. WEBER, PH.D.
Secretary of State

To verify the issuance of this Certificate, use the Certifcate No. above with the Secretary of State Certification Verification Search available at **biz**fileOnline.sos.ca.gov.

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BA20220734153

STATE OF CALIFORNIA
Office of the Secretary of State
CERTIFICATE OF AMENDMENT
CA CORPORATION

California Secretary of State
1500 11th Street
Sacramento, California 95814
(916) 653-3516

For Office Use Only

-FILED-

File No.: BA20220734153
Date Filed: 8/25/2022

B1050-1683 08/25/2022 2:43 PM Received by California Secretary of State

Corporation Details	
Corporation Name	SECOND SIGHT MEDICAL PRODUCTS, INC.
Entity No.	2536744

Amendment Details

Article I of the Articles of Incorporation is amended to read:	
Corporation Name	Vivani Medical, Inc.
Future Effective Date	08/30/2022

Approval Statements

Approval Statements

1) The Board of Directors has approved the amendment of the Articles of Incorporation.
2) Share approval was by the required vote of shareholders in accordance with California Corporations Code section 902. The total number of outstanding shares of the corporation entitled to vote is 39,409,176. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

Signatures

☒ We declare under penalty of perjury under the laws of the State of California that the matters set forth herein are true and correct of our own knowledge.

Officer Title	Officer Signature	Date
Chairperson of the Board	*Gregg Williams*	*08/25/2022*
Secretary	*Scott Dunbar*	*08/25/2022*

Certificate Verification No.: 040203220 Date: 08/25/2022

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